UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2009

Conn’s, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50421	06-1672840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3295 College Street Beaumont, Texas (Address of principal executive offices)	77701 (Zip Code)

Registrant’s telephone number, including area code:  (409) 832-1696

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  FD Disclosure.

On October 20, 2009, the Company issued a press release announcing the affect of the current economic situation in its states of operation on its operations for the two months ended September 30, 2009, and expectations for the quarter ending October 31, 2009.  The Company also announced that, as a result, it is withdrawing earnings guidance for the balance of its fiscal year 2010.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01(c) Exhibits.

Exhibit 99.1        Press Release, dated October 20, 2009

All of the information contained in Item 7.01 and Item 9.01(c) in this Form 8-K and the accompanying exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN'S, INC.

Date:	October 20, 2009	By:	/s/ Michael J. Poppe
Name: Michael J. Poppe
Title: Chief Financial Officer